Exhibit 10.7

                                AMENDMENT NO. 1
                         DATED AS OF OCTOBER 28, 1999


                                      TO


                          SOLD SUBI SUPPLEMENT 1999-1
                            TO SERVICING AGREEMENT


                                     AMONG


                             D.L. PETERSON TRUST,

                              RAVEN FUNDING LLC,


                     WILMINGTON TRUST COMPANY, NOT IN ITS
                      INDIVIDUAL CAPACITY AS SUBI TRUSTEE


                                      AND


                       PHH VEHICLE MANAGEMENT SERVICES,
                                  AS SERVICER


                           DATED AS OF JUNE 30, 1999

          AMENDMENT, dated as of October 28, 1999 ("Amendment"), to Sold SUBI Servicing Supplement 1999-1 to Servicing Agreement, dated as of June 30, 1999, among D.L. Peterson Trust, a Delaware business trust (the "Trust"), Raven Funding LLC, a special purpose limited liability company established under the laws of Delaware ("SPV"), Wilmington Trust Company, not in its individual capacity but solely as SUBI Trustee (the "SUBI Trustee"), and PHH Vehicle Management Services LLC, a Delaware limited liability company ("VMS"), as Servicer.

                             W I T N E S S E T H:

          WHEREAS, the SPV, the Trust, VMS and the SUBI Trustee are parties to the Sold SUBI Supplement 1999-1 to Servicing Agreement, dated as of June 30, 1999 (the "Servicing Supplement");

          WHEREAS, the SPV, the Trust, VMS and the SUBI Trustee desire to amend certain terms of the Servicing Supplement; and

          WHEREAS, the SPV, the Trust, VMS and the SUBI Trustee have duly authorized the execution and delivery of this Amendment.

          NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, it is mutually covenanted and agreed, that the Servicing Supplement be amended and supplemented as follows:

          SECTION 1: CERTAIN DEFINED TERMS

          Certain capitalized terms used herein, and not defined herein, shall have the respective meanings assigned to such terms in the Servicing Supplement, as the same may be amended, supplemented or otherwise modified from time to time.

          SECTION 2: AMENDMENT TO SECTION 7.15(a) OF SERVICING SUPPLEMENT

          Section 7.15(a) of the Servicing Supplement is hereby amended by adding the following sentence at the end thereof:

          "In connection with SPV's contribution of certain of the Trust Assets to the Trust pursuant to the Additional Equipment Assets Contribution Agreement and the allocation of the Trust Assets to the 1999-1A SUBI on October 28, 1999, the Servicer will deliver a certificate of an Authorized Officer, substantially in the form of Exhibit C, representing and warranting to SPV, the Issuer and the Indenture Trustee that (i) all of the Master Lease Agreements allocated to the 1999-1A SUBI on October 28, 1999 were Eligible Master Leases as of October 28, 1999 and (ii) all of the Leases under such


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

Master Lease Agreements included in the Aggregate Lease Balance were Eligible Leases as of October 28, 1999."

          SECTION 3: AMENDMENT TO SECTION 7.15(e) OF SERVICING SUPPLEMENT

          Section 7.15(e) of the Servicing Supplement is hereby replaced in its entirety by the following:

     "At the time that any of a Paid-In-Advance Vehicle is included in the Aggregate Paid-In Advance Balance, the Servicer shall be deemed to have represented to the holder of the 1999-1A SUBI Certificate and each assignee or pledgee thereof that such Paid-In-Advance Vehicle is an Eligible Paid-In-Advance Vehicle. At the time that any Lease is included in the Aggregate Lease Balance, the Servicer shall be deemed to have represented to the holder of the 1999-1A SUBI Certificate and each assignee or pledgee thereof that such Lease is an Eligible Lease."

          SECTION 4: AMENDMENT TO SECTION 8.4 OF SERVICING SUPPLEMENT

          Section 8.4 of the Servicing Supplement is hereby amended by replacing the second sentence of that Section with the following sentence:

          "The Period End Date will generally be the next to last Thursday of each calendar month unless the next to last Thursday is too close to the end of the month to permit orderly billing by VMS, in which case, the Period End Date for that month will be the third to last Thursday of the month."

          SECTION 5: AMENDMENT TO EXHIBIT A TO SERVICING SUPPLEMENT

          Exhibit A to the Servicing Supplement is hereby amended by deleting all references thereto to (i) "Initial Closing Date " and "Initial Cut-Off Date" and inserting in the place thereof "Closing Date" and (ii) "Initial Aggregate Lease Balance" and inserting in the place thereof "Aggregate Lease Balance".

          SECTION 6: AMENDMENT TO SCHEDULE X TO SERVICING SUPPLEMENT

          Schedule X to the Servicing Supplement is hereby amended by deleting it in its entirety and substituting in the place thereof Schedule X attached hereto.

          SECTION 7: MISCELLANEOUS

          Section 7.1 Duplicate Originals.

          The parties may sign any number of copies of this Amendment. One signed copy is enough to prove this Amendment

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

          Section 7.2 Ratification and Effect.

          The Servicing Supplement, as amended and supplemented by this Amendment No. 1, is in all respects ratified and confirmed, shall continue to be in full force and effect, and shall be read, taken and construed as one and the same instrument.

          Section 7.3 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          Section 7.4 Headings. The various headings in this Amendment are for purposes of reference only and shall not affect the meaning or interpretation of any provision of this Amendment.

          Section 7.5 Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 7.6 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other pro-visions of this Amendment.



















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

          IN WITNESS WHEREOF, the Trust, the SPV, VMS and the SUBI Trustee have caused this Amendment No. 1 to be duly executed by their respective duly authorized officers as of the day and year first written above.

                                    D.L. PETERSON TRUST


                                      By:  Wilmington Trust Company, not in
                                      its individual capacity but solely
                                      as Delaware Trustee and SUBI Trustee

                                      By:  ________________________________
                                      Name: _______________________________
                                      Title:   ____________________________

                                    PHH VEHICLE MANAGEMENT SERVICES LLC

                                      By:  ________________________________
                                      Name: _______________________________
                                      Title:  _____________________________

                                    RAVEN FUNDING LLC

                                      By:  ________________________________
                                      Name: _______________________________
                                      Title:   ____________________________






















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

          IN WITNESS WHEREOF, the Trust, the SPV, VMS and the SUBI Trustee have caused this Amendment No. 1 to be duly executed by their respective duly authorized officers as of the day and year first written above.

                                    D.L. PETERSON TRUST


                                      By:  Wilmington Trust Company, not in
                                      its individual capacity but solely as
                                      Delaware Trustee

                                      By: __________________________________
                                      Name: ________________________________
                                      Title:  ______________________________

                                    PHH VEHICLE MANAGEMENT SERVICES LLC

                                      By: __________________________________
                                      Name: ________________________________
                                      Title:  ______________________________

                                    RAVEN FUNDING LLC

                                      By: __________________________________
                                      Name: ________________________________
                                      Title:  ______________________________

                                    WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely as SUBI
                                    Trustee

                                      By:  _________________________________
                                      Name: ________________________________
                                      Title:  ______________________________














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

                                                                    SCHEDULE X

                               PERIOD END DATES


                          November 18, 1999
                          December 16, 1999









































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

                                                                     EXHIBIT C

                             SERVICER CERTIFICATE

         In connection with Raven Funding LLC's ("SPV") contribution of certain of the Trust Assets to the Origination Trust pursuant to the Additional Equipment Assets Contribution Agreement and the allocation of the Trust Assets to the 1999-1A SUBI on October 28, 1999 (the "Additional Equipment Asset Closing Date"), the undersigned, in my capacity as a duly elected Authorized Officer of PHH Vehicle Management Services LLC, as servicer (the "Servicer") under the Sold SUBI Supplement 1999-1 to Servicing Agreement dated as of June 30, 1999 (the "Sold SUBI Servicing Supplement"), among D.L. Peterson Trust, a Delaware trust company, as SUBI Trustee, SPV and the Servicer, as amended and supplemented from time to time, does hereby certify, on behalf of the Servicer that:

                 (a) All of the Master Lease Agreements identified and allocated to the 1999-1A SUBI on the date hereof are Eligible Master Leases as of the date hereof and all of the Leases under such Master Lease Agreements to be included in the Agreement Lease Balance as of the date hereof are Eligible Leases as of the date hereof; and

                 (b) No Transfer Termination Event has occurred and is continuing.

         This certificate is delivered to you pursuant to Section 7.15(a) of the Sold SUBI Servicing Supplement and Section 11.2(d) of the 1999-1A Sold SUBI Supplement.

         Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Sold SUBI Servicing Supplement.
















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

          IN WITNESS WHEREOF, I have hereunto signed my name as of this 28th day of October, 1999 on behalf of the Servicer, in my capacity as an Authorized Officer thereof.

                                          PHH VEHICLE MANAGEMENT SERVICES
                                             LLC, as Servicer



                                          By:_____________________________
                                             Name:
                                             Title:



































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